Accrued Liabilities and Other Payables (Details) In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CNY	Dec. 31, 2011 CNY	Dec. 31, 2012 Restricted Stock Units (RSU) CNY	Dec. 31, 2011 Restricted Stock Units (RSU) CNY	Dec. 31, 2012 Employee Stock Options CNY	Dec. 31, 2011 Employee Stock Options CNY
Accrued liabilities
RSU and option proceeds payable to employees				75,639	39,733	481	12,058
Customer deposits on Wangyibao accounts		382,029	267,372
Accrued fixed assets related payables		5,410	35,663
Marketing expenses		94,609	57,937
Royalty and consulting fee payments due to Blizzard		84,982
Server custody fees and telecommunication charges		31,694	27,136
Professional fees		8,109	9,108
Accrued revenue sharing		11,463	10,014
Content cost		22,342	5,609
Others		47,715	33,490
Total accrued liabilities and other payables	$ 122,706	764,473	498,120